UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2021

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
220 Alhambra Circle
Coral Gables, Florida 33134
(Address of principal executive offices)

(305) 460-8728
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	NASDAQ
Class B Common Stock	AMTBB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2021, the Board of Directors (the “Board”) of Amerant Bancorp Inc. (the “Company”) increased the size of the Board of the Company from eleven members to twelve members and appointed Dolores M. Lare as a Company director, effective April 1, 2021. Mrs. Lare will also serve as a director of Amerant Bank, N.A., the Company’s principal subsidiary, and will become a member of the Company’s Audit and Risk committees.

Patriot Financial Partners, L.P. (“Patriot”), a private equity fund specializing in investments in the financial services sector, which purchased Company Class A common stock in the Company’s December 2018 initial public offering, asked the Company to consider appointing Mrs. Lare as an additional independent director to the Company’s Board in light of the recent appointment of Mr. Plush, previously a partner with Patriot, as Executive Vice Chairman and his upcoming role as Vice-Chairman and Chief Executive Officer of the Company. Following review and consideration by the Company’s Corporate Governance and Nominating Committee and the Company’s and such committee’s criteria for directors, and to compliance, to the Company’s satisfaction, of all applicable laws, as well as Nasdaq requirements, the Board appointed Mrs. Lare, a partner with Patriot, as a director.

Mrs. Lare does not have any transactions reportable under Item 404(a) of Regulation S-K.

As a newly appointed non-employee director of the Board in 2021, Mrs. Lare is entitled to a pro-rata portion of the $46,000 annual retainer for her service on the Board, a pro-rata portion of the $28,000 annual retainer for her service on two Company Board committees. These amounts will be pro-rated for 2021 based upon Mrs. Lare’s time of service as a Company director. Mrs. Lare will also be entitled to any annual equity compensation, in the form of restricted stock units. At Mrs. Lare’s request, her retainer and compensation, including any equity compensation, will be paid to Patriot.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
99.1	Press Release, dated March 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2021	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President and Assistant Corporate Secretary